Insurance Contracts_Insurance Risk Management(Details) - Non-life insurance	12 Months Ended
Dec. 31, 2017
Disclosure Of Nature And Extent Of Risks Arising FromInsuranceContracts LineItems[Line Items]
Purposes, policies and procedures to manage risk arising from insurance contracts	The risks associated with insurance contract that the Group faces are the insurance actuarial risk and the acceptance risk. Each risk occurs due to insurance contract’s pricing and conditions of acceptance. In order to minimize acceptance risk, the Group establishes guidelines and procedure for acceptance and out lines specific conditions for acceptance by product. In addition, expected risk level at the date of pricing is compared with actual risk of contracts after acceptance and the interest rate is adjusted accordingly, conditions of sale is changed, sale of goods is interrupted and other measures are taken in order to reduce insurance actuarial risk. The Group has a committee to discuss status of product acceptance risk and interest rate policy. The committee decides important matters to set the processes that allow minimizing the insurance actuarial risk, the acceptance risk and other business related risk. In addition, according to reinsurance operating standards, the Group establishes an operating strategy of reinsurance for large claims expense due to unexpected catastrophic events. The Group supports so that policyholders are safe and the Group’s stable profit can be achieved. For the long-term goal, the Group manages risk at a comprehensive level to keep its value at the maximum.
Purposes, policies and procedures to manage risk arising from insurance contracts	The Group's entire risk is calculated by using RBC method. The Group sets the risk appetite limits in order that the calculated risk level is maintained at an appropriate level compared to available capital. Portfolio of assets and products are monitored to improve profit compared to risk.